                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

        The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Lockheed Martin Corporation in connection with the acquisition by Lockheed Martin Corporation (acting in conjunction with its wholly owned subsidiary, Hurricane Sub, Inc.) of Northrop Grumman Corporation and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Norman R. Augustine                                November 17, 1997
------------------------
Norman R. Augustine
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

        The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Lockheed Martin Corporation in connection with the acquisition by Lockheed Martin Corporation (acting in conjunction with its wholly owned subsidiary, Hurricane Sub, Inc.) of Northrop Grumman Corporation and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Marcus C. Bennett                                  November 17, 1997
----------------------
Marcus C. Bennett
Executive Vice President, Chief Financial Officer and Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

        The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Lockheed Martin Corporation in connection with the acquisition by Lockheed Martin Corporation (acting in conjunction with its wholly owned subsidiary, Hurricane Sub, Inc.) of Northrop Grumman Corporation and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Lynne V. Cheney                                    November 18, 1997
--------------------
Lynne V. Cheney
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

        The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Lockheed Martin Corporation in connection with the acquisition by Lockheed Martin Corporation (acting in conjunction with its wholly owned subsidiary, Hurricane Sub, Inc.) of Northrop Grumman Corporation and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Vance D. Coffman                                   November 17, 1997
---------------------
Vance D. Coffman
Chief Executive Officer and Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

        The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Lockheed Martin Corporation in connection with the acquisition by Lockheed Martin Corporation (acting in conjunction with its wholly owned subsidiary, Hurricane Sub, Inc.) of Northrop Grumman Corporation and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Houston I. Flournoy                                November 18, 1997
------------------------
Houston I. Flournoy
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

        The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Lockheed Martin Corporation in connection with the acquisition by Lockheed Martin Corporation (acting in conjunction with its wholly owned subsidiary, Hurricane Sub, Inc.) of Northrop Grumman Corporation and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ James F. Gibbons                                   November 18, 1997
---------------------
James F. Gibbons
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

        The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Lockheed Martin Corporation in connection with the acquisition by Lockheed Martin Corporation (acting in conjunction with its wholly owned subsidiary, Hurricane Sub, Inc.) of Northrop Grumman Corporation and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Edward E. Hood, Jr.                                November 18, 1997
------------------------
Edward E. Hood, Jr.
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

        The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Lockheed Martin Corporation in connection with the acquisition by Lockheed Martin Corporation (acting in conjunction with its wholly owned subsidiary, Hurricane Sub, Inc.) of Northrop Grumman Corporation and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Caleb B. Hurtt                                     November 18th, 1997
-------------------
Caleb B. Hurtt
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

        The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Lockheed Martin Corporation in connection with the acquisition by Lockheed Martin Corporation (acting in conjunction with its wholly owned subsidiary, Hurricane Sub, Inc.) of Northrop Grumman Corporation and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Todd J. Kallman                                    November 17, 1997
--------------------
Todd J. Kallman
Chief Accounting Officer

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

          The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen
M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Lockheed Martin Corporation in connection with the acquisition by Lockheed Martin Corporation (acting in conjunction with its wholly owned subsidiary, Hurricane Sub, Inc.) of Northrop Grumman Corporation and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Gwendolyn S. King                                  November 20, 1997
----------------------
Gwendolyn S. King
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

          The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen
M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Lockheed Martin Corporation in connection with the acquisition by Lockheed Martin Corporation (acting in conjunction with its wholly owned subsidiary, Hurricane Sub, Inc.) of Northrop Grumman Corporation and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Vincent N. Marafino                                November 25, 1997
------------------------
Vincent N. Marafino
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

          The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen
M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Lockheed Martin Corporation in connection with the acquisition by Lockheed Martin Corporation (acting in conjunction with its wholly owned subsidiary, Hurricane Sub, Inc.) of Northrop Grumman Corporation and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Eugene F. Murphy                                   November 18, 1997
---------------------
Eugene F. Murphy
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

          The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen
M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Lockheed Martin Corporation in connection with the acquisition by Lockheed Martin Corporation (acting in conjunction with its wholly owned subsidiary, Hurricane Sub, Inc.) of Northrop Grumman Corporation and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Allen E. Murray                                    November 19, 1997
--------------------
Allen E. Murray
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

          The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen
M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Lockheed Martin Corporation in connection with the acquisition by Lockheed Martin Corporation (acting in conjunction with its wholly owned subsidiary, Hurricane Sub, Inc.) of Northrop Grumman Corporation and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Frank Savage                                       November 19, 1997
-----------------
Frank Savage
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

          The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen
M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Lockheed Martin Corporation in connection with the acquisition by Lockheed Martin Corporation (acting in conjunction with its wholly owned subsidiary, Hurricane Sub, Inc.) of Northrop Grumman Corporation and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Peter B. Teets                                     November 17, 1997
-------------------
Peter B. Teets
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

          The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen
M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Lockheed Martin Corporation in connection with the acquisition by Lockheed Martin Corporation (acting in conjunction with its wholly owned subsidiary, Hurricane Sub, Inc.) of Northrop Grumman Corporation and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Daniel M. Tellep                                   November 19, 1997
---------------------
Daniel M. Tellep
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

          The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen
M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Lockheed Martin Corporation in connection with the acquisition by Lockheed Martin Corporation (acting in conjunction with its wholly owned subsidiary, Hurricane Sub, Inc.) of Northrop Grumman Corporation and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Carlisle A. H. Trost                               November 18, 1997
-------------------------
Carlisle A. H. Trost
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

          The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen
M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Lockheed Martin Corporation in connection with the acquisition by Lockheed Martin Corporation (acting in conjunction with its wholly owned subsidiary, Hurricane Sub, Inc.) of Northrop Grumman Corporation and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ James R. Ukropina                                  November 18, 1997
----------------------
James R. Ukropina
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

          The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen
M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-4 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Lockheed Martin Corporation in connection with the acquisition by Lockheed Martin Corporation (acting in conjunction with its wholly owned subsidiary, Hurricane Sub, Inc.) of Northrop Grumman Corporation and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Douglas C. Yearley                                 January 19, 1998
-----------------------
Douglas C. Yearley
Director